UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

International Bond Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Developed market international bonds lost ground in U.S. dollar terms, as bonds in major markets produced gains but the dollar strengthened against many other currencies. Volatility in global fixed income and currency markets increased during the 12-month reporting period as the Federal Reserve prepared to—and, in December, did—raise interest rates, while the European Central Bank (ECB) and the Bank of Japan maintained or expanded their accommodative monetary policies. Emerging markets debt and currencies were particularly volatile after China made a surprise devaluation of the yuan in August.

The International Bond Fund returned -5.70% for the 12 months ended December 31, 2015. (Returns for the fund’s Advisor Class shares varied slightly due to their different fee structure.) The fund outperformed the benchmark Barclays Global Aggregate ex USD Bond Index but underperformed the Lipper International Income Funds Average. Country allocation and duration exposure, currency positioning, and sector selection all contributed to the fund’s outperformance of the benchmark.

MARKET ENVIRONMENT

Although inflation remained well below the Federal Reserve’s 2% target, the U.S. central bank made its long-awaited initial rate increase in December, hiking rates for the first time since 2006. The UK economy expanded at a respectable annual rate of just over 2% in the third quarter, although—like the U.S.—the pace slowed from the second quarter. Eurozone growth prospects continued to improve, though at a more modest level, with gross domestic product growing at an annual pace well under 2% in the third quarter while inflation stayed low. In December, the ECB disappointed investors by not increasing its monthly volume of bond purchases. Japan’s economy struggled with ongoing difficulty generating desired levels of wage and price inflation. Growth in emerging markets varied considerably by country and region, though emerging countries as a whole continued to outpace the economic growth of developed countries. Much of the variation in growth among developing countries stemmed from low commodity prices, which benefited commodity importers like Turkey but hurt exporters such as Russia. After falling from well over $100 per barrel in mid-2014, Brent crude (the worldwide oil benchmark) dropped by almost $20 per barrel over the year to finish at under $37. New questions about China’s ability to manage a slowdown in its growth emerged in August when the country unexpectedly devalued its currency, which put even more downward pressure on commodity prices globally.

Yields on government debt from global developed markets experienced considerable intrayear volatility. The yield on German 10-year notes finished the reporting period higher than where it started after reaching record lows near 0% early in the year. Japanese 10-year note yields decreased over the course of the year, nearing all-time lows.

The 10-year U.S. Treasury note’s yield finished the reporting period at 2.27%, up from 2.17% at the end of 2014. However, it followed a choppy path, increasing to nearly 2.50% in the second quarter of 2015 before decreasing toward 1.90% in the midst of the risk aversion that followed the Chinese devaluation in August. Emerging markets sovereign rates were quite varied, given differing monetary policies and political situations across individual countries. For example, yields on debt from Brazil, which is one of the largest emerging fixed income markets, increased as the country’s fiscal situation deteriorated markedly and the central bank hiked rates to try to stifle rising inflation.

Global high yield bonds lost considerable ground, primarily as a result of weakness in the U.S. high yield market as commodity prices fell. The energy and metals and mining sectors account for a significant proportion of the U.S. high yield market. In contrast, these commodity-related sectors make up a much smaller amount of the European high yield bond market, which resulted in better relative performance from Europe during the year. Global investment-grade corporate bonds declined but held up better than high yield securities as investors favored debt with higher credit quality and lower commodities exposure. Dollar-denominated emerging markets sovereign bonds posted moderate gains, while locally denominated emerging markets debt dropped steeply as currencies depreciated versus the dollar.

With the Fed poised to raise interest rates for most of the year before finally taking action in December, the U.S. dollar strengthened against most other currencies. The dollar gained more than 10% against the euro as the monetary policies of the two regions diverged. However, the Japanese yen, seen as a safe haven, was nearly unchanged versus the dollar. The declines in emerging markets currencies against the dollar were particularly steep. The Brazilian real fell almost 33%, with its decline exacerbated by Brazil’s political crisis. The Mexican peso lost over 14% against the dollar as investors used the currency, which is easier to trade than the currencies of most other developing nations, as a proxy for emerging markets currency risk more generally. Currencies of developed markets that are commodity exporters, such as Australia, Canada, and New Zealand, also declined.

PORTFOLIO REVIEW AND POSITIONING

The fund’s country allocation and exposure to interest rate changes was a positive relative performance factor. Our underweight exposure to eurozone government bonds, particularly the debt of Germany and France, contributed as yields in those countries rose. An overweight to South Korean sovereign debt was also positive as disinflationary pressure in the country boosted the prices of its bonds. Toward the end of the year, we implemented overweight positions in Australia and Sweden, which both have central banks that seem poised to loosen monetary policy by cutting rates. We think that the market overreacted in selling eurozone government debt when the ECB did not increase its volume of monthly bond purchases in December, so we added exposure to the sovereign debt of eurozone countries such as Germany, Italy, and Slovenia. We extended the portfolio’s overall duration near the end of the year and finished the reporting period with a duration close to that of the benchmark.

Sector selection also made a positive contribution to relative performance in 2015. We increased the fund’s exposure to European high yield, expecting it to benefit from the ECB’s quantitative easing program and the strengthening eurozone economy. Our allocation to European high yield bonds, which held up better than the broad international debt market, benefited relative returns. While we reduced the portfolio’s broad exposure to credit risk toward the end of the year, we maintained a moderate overweight in European investment-grade corporate bonds, which indirectly benefit from the ECB’s quantitative easing.

In emerging markets, we continue to favor local currency sovereign bonds issued by nations making progress toward implementing structural, fiscal, and economic reforms, such as Mexico, Romania, and India. However, our overweight to Brazilian debt detracted from relative returns as the country struggled with an economic recession and political gridlock. We also have an allocation to emerging markets corporate bonds, where security selection weighed on returns for the year. We reduced the size of this allocation to less than 1% of net assets.

The fund’s currency positioning also contributed to its relative performance. In developed market currencies, we were underweight the euro, which helped the fund’s relative returns as the euro declined fairly steadily against the U.S. dollar throughout the year. Although the ECB disappointed markets in December by not announcing an increase in the amount of its monthly bond purchases, we anticipate that the ECB will further ease monetary policy in 2016 while the Fed slowly raises interest rates, which would put more downward pressure on the euro versus the dollar. We also made tactical changes to the size of the fund’s underweight to the yen over the course of the year—the yen position was a positive relative performance factor despite the currency’s nearly flat return against the dollar for the year.

The fund was overweight some emerging markets currencies earlier in the year, including the Mexican peso, the Polish zloty, and the Indonesian rupiah. The allocation to the rupiah, along with smaller positions in the Brazilian real and the South African rand, weighed on relative returns as the currencies of developing countries came under renewed pressure after the Chinese currency devaluation in August. We eliminated exposure to the zloty, the rupiah, the rand, and the Turkish lira in the final quarter of the year as we became more concerned about deteriorating fundamentals in emerging markets. We also added short positions in the South Korean won, the Taiwan dollar, and the Malaysian ringgit, which would likely lose value if there is a further devaluation in the Chinese renminbi, as well as the Mexican peso.

OUTLOOK

We anticipate a continuation of the general trends of late 2015, including elevated volatility created by monetary policy divergence, questions about China’s ability to manage its economic slowdown, and concerns about the implications of sharply lower commodity prices. Uncertainty about the course of the Fed’s monetary policy tightening is also likely to persist, with inflation dominating the U.S. economic data headlines. Although investors punished eurozone sovereign bonds after the December ECB meeting, we believe that the central bank’s policies are still accommodative enough to remain a powerful force in that market.

In our view, economic growth in emerging markets remains vulnerable to a sharp slowdown. The situation in China is unlikely to improve in the short term, and a meaningful further depreciation in the renminbi would negatively impact the rest of Asia. Meanwhile, depressed commodity prices will cause more deterioration in the current accounts of developing countries that are major commodity exporters, heightening the pressure to devalue their currencies.

Volatility in the markets will likely remain elevated. On the positive side, this will likely produce opportunities for relative value trading between markets at different points in their interest rate cycles. In this environment, we believe that the extended reach of T. Rowe Price’s global sovereign, credit, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing risks and opportunities in both developed and emerging fixed income markets.

Respectfully submitted,

Arif Husain
President of the International Fixed Income Division and co-portfolio manager and cochairman of the fund’s Investment Advisory Committee

Kenneth Orchard
Co-portfolio manager and cochairman of the fund’s Investment Advisory Committee

January 27, 2016

The committee chairmen have day-to-day responsibility for the portfolio and work with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Global Aggregate ex USD Bond Index: An unmanaged index that tracks an international basket of bonds that contains government, corporate, agency, and mortgage-related bonds.

Credit spread: Measures the additional yield that investors demand as compensation for holding a bond with credit risk versus a similar-maturity Treasury security or other type of low-risk bond.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 8.94	$ 9.50	$ 10.10	$ 9.74	$ 9.95
Investment activities					
Net investment income[1]	0.16	0.21	0.22	0.23	0.26
Net realized and unrealized gain / loss	(0.67)	(0.56)	(0.60)	0.36	–
Total from investment activities	(0.51)	(0.35)	(0.38)	0.59	0.26
Distributions					
Net investment income	–	–	–	(0.23)	(0.26)
Net realized gain	(0.02)	(0.09)	(0.13)	–	(0.21)
Tax return of capital	(0.14)	(0.12)	(0.09)	–	–
Total distributions	(0.16)	(0.21)	(0.22)	(0.23)	(0.47)
NET ASSET VALUE					
End of period	**$ 8.27**	**$ 8.94**	**$ 9.50**	**$ 10.10**	**$ 9.74**

Ratios/Supplemental Data

Total return[2]	**(5.70)%**	**(3.77)%**	**(3.81)%**	**6.10%**	**2.63%**
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.84%	0.83%
Ratio of net investment income to average net assets	1.88%	2.24%	2.23%	2.31%	2.59%
Portfolio turnover rate	60.0%	73.2%	74.0%	52.2%	35.7%
Net assets, end of period (in millions)	$ 5,248	$ 4,523	$ 4,887	$ 4,972	$ 4,776

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 8.95	$ 9.51	$ 10.11	$ 9.74	$ 9.93
Investment activities					
Net investment income[(1)]	0.13	0.20	0.17	0.20	0.23
Net realized and unrealized gain / loss	(0.66)	(0.57)	(0.60)	0.36	0.02
Total from investment activities	(0.53)	(0.37)	(0.43)	0.56	0.25
Distributions					
Net investment income	–	–	–	(0.20)	(0.23)
Net realized gain	(0.02)	(0.09)	(0.13)	–	(0.21)
Tax return of capital	(0.12)	(0.10)	(0.04)	–	–
Total distributions	(0.14)	(0.19)	(0.17)	(0.20)	(0.44)
Redemption fees added to paid-in capital[(1)]	–	–	–	0.01	–
NET ASSET VALUE					
End of period	**$ 8.28**	**$ 8.95**	**$ 9.51**	**$ 10.11**	**$ 9.74**

Ratios/Supplemental Data

Total return[(2)]	**(6.00)%**	**(3.98)%**	**(4.26)%**	**5.90%**	**2.50%**
Ratio of total expenses to average net assets	1.15%	1.06%	1.27%	1.13%	1.16%
Ratio of net investment income to average net assets	1.56%	2.03%	1.79%	2.02%	2.26%
Portfolio turnover rate	60.0%	73.2%	74.0%	52.2%	35.7%
Net assets, end of period (in thousands)	$ 19,665	$ 34,259	$ 82,794	$ 283,273	$ 404,634

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout the period

I Class

	8/28/15 Through 12/31/15
NET ASSET VALUE	
Beginning of period	$ 8.42
Investment activities	
Net investment income(1)	0.02(2)
Net realized and unrealized gain / loss	(0.10)
Total from investment activities	(0.08)
Distributions	
Net investment income	–
Net realized gain	(0.02)
Tax return of capital	(0.04)
Total distributions	(0.06)
NET ASSET VALUE	
End of period	**$ 8.28**

Ratios/Supplemental Data

Total return(3)	**(0.98)%(2)**
Ratio of total expenses to average net assets	0.69%(2)(4)
Ratio of net investment income to average net assets	1.24%(2)(4)
Portfolio turnover rate	60.0%
Net assets, end of period (in thousands)	$ 6,195

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses waived (0.13% of average net assets) related to the contractual operating expense limitation in effect through 4/30/18.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Par/Shares	$ Value
ALBANIA 0.1%		
Government Bonds 0.1%		
Government of Albania, 5.75%, 11/12/20 (EUR)	5,445,000	6,065
Total Albania (Cost $5,892)		6,065
AUSTRALIA 2.0%		
Corporate Bonds 0.5%		
Origin Energy Finance, 3.50%, 10/4/21 (EUR) (1)	1,500,000	1,569
Origin Energy Finance, 3.50%, 10/4/21 (EUR)	6,000,000	6,276
Transurban Finance, 1.875%, 9/16/24 (EUR)	14,000,000	14,882
Westpac Banking, 5.00%, 10/21/19 (GBP)	1,000,000	1,631
		24,358
Government Bonds 1.5%		
New South Wales Treasury, 4.00%, 4/20/23	65,070,000	50,978
New South Wales Treasury, 4.00%, 5/20/26	38,840,000	30,279
		81,257
Total Australia (Cost $110,780)		105,615
AUSTRIA 3.0%		
Corporate Bonds 1.6%		
Bawag, 1.875%, 9/18/19	5,100,000	5,866
Erste Group Bank, 0.75%, 2/5/25	13,300,000	14,199
Erste Group Bank, 7.125%, 10/10/22	10,500,000	13,512
Hypo Alpe-Adria International, 2.375%, 12/13/22	41,600,000	47,982
Raiffeisen LB Niederoest, 0.625%, 3/3/25	5,400,000	5,651
		87,210
Government Bonds 1.4%		
Republic of Austria, 3.15%, 6/20/44 (1)	5,986,000	8,482
Republic of Austria, 3.90%, 7/15/20 (1)	49,062,000	62,786

Republic of Austria, 4.85%, 3/15/26 (1)	1,087,000	1,633
		72,901
Total Austria (Cost $174,168)		160,111
BELGIUM 0.5%		
Government Bonds 0.5%		
Kingdom of Belgium, 4.00%, 3/28/22	11,728,000	15,658
Kingdom of Belgium, 5.00%, 3/28/35 (1)	7,568,000	12,568
Total Belgium (Cost $30,471)		28,226
BRAZIL 0.1%		
Corporate Bonds 0.1%		
Votorantim Cimentos, 3.25%, 4/25/21 (EUR) (1)	3,000,000	2,367
Votorantim Cimentos, 3.25%, 4/25/21 (EUR)	3,000,000	2,366
Votorantim Cimentos, 7.25%, 4/5/41 (USD) (1)	2,800,000	2,142
Total Brazil (Cost $10,814)		6,875
CANADA 3.0%		
Corporate Bonds 0.8%		
CDP Financial, 3.50%, 6/23/20 (EUR)	15,500,000	18,973
Entertainment One, 6.875%, 12/15/22 (GBP) (1)	2,125,000	3,118
Royal Bank of Canada, 1.25%, 10/29/18 (EUR) (1)	17,980,000	20,176
		42,267
Government Bonds 2.2%		
Government of Canada, 3.50%, 12/1/45	10,665,000	9,996
Province of British Columbia, 3.70%, 12/18/20	45,730,000	36,720
Province of Ontario, 2.85%, 6/2/23	39,435,000	30,173
Province of Ontario, 3.50%, 6/2/43	4,487,000	3,402
Province of Quebec, 3.50%, 12/1/22	18,680,000	14,899

CYPRUS 0.3%		
Government Bonds 0.3%		
Republic of Cyprus, 3.875%, 5/6/22 (EUR)	13,691,000	15,464
Total Cyprus (Cost $15,417)		15,464
CZECH REPUBLIC 1.3%		
Corporate Bonds 0.2%		
UniCredit Bank, 0.625%, 4/30/20 (EUR)	9,200,000	9,903
		9,903
Government Bonds 1.1%		
Czech Republic, 3.625%, 4/14/21 (EUR)	26,047,000	33,129
Czech Republic, 3.875%, 5/24/22 (EUR)	20,140,000	26,388
		59,517
Total Czech Republic (Cost $73,000)		69,420
DENMARK 1.2%		
Corporate Bonds 1.0%		
Carlsberg Breweries, 7.25%, 11/28/16 (GBP)	1,200,000	1,861
Danske Bank, FRN, 2.75%, 5/19/26 (EUR)	4,000,000	4,489
Danske Bank, FRN, 3.875%, 10/4/23 (EUR)	5,500,000	6,362
Realkredit Danmark, 2.00%, 1/1/19	126,800,000	19,345
Realkredit Danmark, 2.00%, 4/1/23	27,164,000	4,113
Realkredit Danmark, 2.00%, 4/1/24	103,200,000	15,542
TDC, 5.625%, 2/23/23 (GBP)	500,000	798
		52,510
Government Bonds 0.2%		
Kingdom of Denmark, 1.75%, 11/15/25	7,405,000	1,159
Kingdom of Denmark, 3.00%, 11/15/21	36,280,000	6,106

Kingdom of Denmark, 4.50%, 11/15/39	8,340,000	1,919
		9,184
Total Denmark (Cost $66,216)		61,694
FINLAND 0.1%		
Corporate Bonds 0.1%		
CityCon, 3.75%, 6/24/20	6,000,000	7,093
Total Finland (Cost $8,655)		7,093
FRANCE 4.8%		
Corporate Bonds 2.5%		
AXA, FRN, 3.875%, 5/20/49	2,000,000	2,135
AXA, FRN, 5.25%, 4/16/40	2,550,000	3,083
BNP Paribas, 5.75%, 1/24/22 (GBP)	500,000	823
BNP Paribas, FRN, 2.875%, 3/20/26	9,000,000	9,995
Casino Guichard Perrachon, 2.798%, 8/5/26	5,000,000	4,762
Dexia Credit Local, 0.625%, 1/21/22	20,350,000	22,031
Dexia Credit Local, 1.625%, 10/29/18	12,310,000	13,943
Dexia Credit Local, 2.00%, 1/22/21	2,550,000	2,979
Dexia Credit Local, 2.125%, 2/12/25 (GBP)	13,700,000	19,309
Electricite de France, 6.875%, 12/12/22 (GBP)	1,350,000	2,495
Eutelsat, 3.125%, 10/10/22	3,200,000	3,835
GDF Suez, 6.125%, 2/11/21 (GBP)	1,200,000	2,093
Homevi, 6.875%, 8/15/21 (1)	1,550,000	1,771
Homevi, 6.875%, 8/15/21	2,200,000	2,514
Lafarge, 4.75%, 9/30/20	9,110,000	11,484
Loxam, 7.00%, 7/23/22	2,900,000	3,227
Loxam, 7.00%, 7/23/22 (1)	2,475,000	2,755
Numbericable, 5.625%, 5/15/24	3,000,000	3,297
RCI Banque, 3.25%, 4/25/18 (GBP)	1,160,000	1,752
Societe Generale, 4.00%, 6/7/23	5,000,000	5,919
Societe Generale, 5.40%, 1/30/18 (GBP)	996,000	1,567

Total, FRN, 2.625%, 12/29/49	12,132,000	11,619
		133,388
Government Bonds 2.3%		
Republic of France, 2.25%, 5/25/24	10,060,000	12,293
Republic of France, 3.75%, 4/25/21	34,324,000	44,411
Republic of France, 4.00%, 10/25/38	31,557,000	47,950
Republic of France, 5.75%, 10/25/32	7,908,000	13,841
		118,495
Total France (Cost $269,952)		251,883
GERMANY 4.5%		
Corporate Bonds 2.3%		
Allianz, FRN, 4.75%, 10/29/49	3,000,000	3,507
Allianz Finance II, FRN, 5.75%, 7/8/41	2,500,000	3,142
Bertelsmann, FRN, 3.00%, 4/23/75	6,900,000	6,961
Bertelsmann, FRN, 3.50%, 4/23/75	4,900,000	4,701
Daimler, 3.50%, 6/6/19 (GBP)	380,000	588
Deutsche Annington Finance, FRN, 4.00%, 12/29/49	11,100,000	11,716
Deutsche Telekom International Finance 7.375%, 12/4/19 (GBP)	400,000	702
E. ON International Finance, 6.00%, 10/30/19 (GBP)	2,100,000	3,452
Holcim GB Finance, 8.75%, 4/24/17 (GBP)	700,000	1,123
JH Holding Finance, PIK, 8.25%, 12/1/22	5,000,000	5,679
KfW, 4.70%, 6/2/37 (CAD)	7,206,000	6,267
KfW, 5.55%, 6/7/21 (GBP)	6,500,000	11,440
KfW, 5.625%, 8/25/17 (GBP)	5,555,000	8,821
KfW, 6.00%, 8/20/20 (AUD)	25,163,000	20,799
Linde Finance, 6.50%, 1/29/16 (GBP)	1,000,000	1,479
Merck, FRN, 3.375%, 12/12/74	6,610,000	7,076
Pfleiderer, 7.875%, 8/1/19	5,000,000	5,631
ProSiebenSat.1Media, 2.625%, 4/15/21	10,000,000	11,211
Safari Holding Verwaltun, 8.25%, 2/15/21	2,500,000	2,846

Republic of Iceland, 5.875%, 5/11/22 (USD) (1)	8,800,000	9,980
		12,719
Total Iceland (Cost $23,944)		25,198
INDIA 2.0%		
Corporate Bonds 0.2%		
Bharti Airtel International, 4.00%, 12/10/18 (EUR)	3,000,000	3,488
Vedanta Resources, 7.125%, 5/31/23 (USD)	1,100,000	607
Vedanta Resources, 7.125%, 5/31/23 (USD) (1)	5,310,000	2,931
		7,026
Government Bonds 1.8%		
Government of India, 7.16%, 5/20/23	1,659,580,000	24,189
Government of India, 8.12%, 12/10/20	1,747,740,000	26,844
Government of India, 8.40%, 7/28/24	2,885,530,000	45,032
		96,065
Total India (Cost $110,944)		103,091
INDONESIA 0.4%		
Government Bonds 0.4%		
Republic of Indonesia, 2.875%, 7/8/21 (EUR) (1)	10,529,000	11,349
Republic of Indonesia, 3.375%, 7/30/25 (EUR) (1)	8,392,000	8,625
Total Indonesia (Cost $22,476)		19,974
IRELAND 2.1%		
Corporate Bonds 0.6%		
Allied Irish Bank, 3.125%, 9/10/18	12,535,000	14,661
Allied Irish Bank, 4.875%, 6/29/17	9,873,000	11,476
ESB Finance, 6.50%, 3/5/20 (GBP)	1,400,000	2,391

WPP 2008, 6.00%, 4/4/17 (GBP)	600,000	932
		29,460
Government Bonds 1.5%		
Republic of Ireland, 4.50%, 10/18/18	7,385,000	9,049
Republic of Ireland, 4.50%, 4/18/20	13,594,000	17,514
Republic of Ireland, 5.40%, 3/13/25	35,975,000	53,463
		80,026
Total Ireland (Cost $116,417)		109,486
ISRAEL 0.2%		
Government Bonds 0.2%		
State of Israel, 4.25%, 3/31/23	38,974,000	11,777
Total Israel (Cost $12,033)		11,777
ITALY 10.9%		
Corporate Bonds 1.9%		
Assicurazioni Generali, 4.125%, 5/4/26	4,000,000	4,635
Assicurazioni Generali, 5.125%, 9/16/24	2,700,000	3,720
Atlantia, 6.25%, 6/9/22 (GBP)	2,300,000	4,042
Banca Monte dei Paschi di Siena, 2.875%, 7/16/62	11,445,000	13,270
Banca Monte dei Paschi di Siena, 3.50%, 3/20/17	9,200,000	10,353
Bormioli Rocco, 10.00%, 8/1/18	4,050,000	4,602
CMC Ravenna, 7.50%, 8/1/21	5,000,000	4,673
Enel, FRN, 5.00%, 1/15/75	4,000,000	4,543
Enel Finance International, 5.625%, 8/14/24 (GBP)	3,750,000	6,458
ENI Finance International, 5.00%, 1/27/19 (GBP)	600,000	957
FGA Capital Ireland, 4.00%, 10/17/18	4,483,000	5,215
Intesa Sanpaolo, 3.625%, 12/5/22	9,100,000	11,662
Intesa Sanpaolo, 4.125%, 4/14/20	5,000,000	6,134
Sisal Group, 7.25%, 9/30/17	2,000,000	2,135
Sisal Group, 7.25%, 9/30/17 (1)	1,000,000	1,068

Snam, 1.50%, 4/21/23	4,750,000	5,216
Telecom Italia, 5.875%, 5/19/23 (GBP)	1,850,000	2,925
UniCredit, 3.625%, 1/24/19	3,500,000	4,114
Wind Acquisition, 7.00%, 4/23/21	3,000,000	3,220
Wind Acquisition, 7.00%, 4/23/21 (1)	2,675,000	2,871
		101,813
Government Bonds 9.0%		
Italy Buoni Poliennali del Tesoro, 0.70%, 5/1/20	112,029,000	122,738
Italy Buoni Poliennali del Tesoro, 2.00%, 12/1/25	54,800,000	61,749
Italy Buoni Poliennali del Tesoro, 3.50%, 11/1/17	33,416,000	38,635
Italy Buoni Poliennali del Tesoro, 3.50%, 12/1/18	34,869,000	41,592
Italy Buoni Poliennali del Tesoro, 4.25%, 9/1/19	16,630,000	20,625
Italy Buoni Poliennali del Tesoro, 4.50%, 2/1/18	42,333,000	50,247
Italy Buoni Poliennali del Tesoro, 4.50%, 2/1/20	23,806,000	30,124
Italy Buoni Poliennali del Tesoro, 4.75%, 6/1/17	4,048,000	4,694
Italy Buoni Poliennali del Tesoro, 4.75%, 9/1/21	32,583,000	43,084
Italy Buoni Poliennali del Tesoro, 4.75%, 9/1/44 (1)	2,380,000	3,659
Italy Buoni Poliennali del Tesoro, 5.50%, 9/1/22	17,400,000	24,316
Italy Buoni Poliennali del Tesoro, Inflation-Indexed 1.70%, 9/15/18	25,912,832	29,689
		471,152
Total Italy (Cost $616,974)		572,965
JAPAN 13.5%		
Government Bonds 13.5%		
Government of Japan, 0.40%, 3/20/25	10,280,250,000	87,044
Government of Japan, 1.20%, 12/20/34	12,771,750,000	111,481
Government of Japan, 1.40%, 9/20/34	13,935,000,000	125,988
Government of Japan, 1.50%, 6/20/34	1,778,300,000	16,363
Government of Japan, 1.70%, 6/20/32	2,114,000,000	20,264
Government of Japan, 1.70%, 9/20/44	10,704,450,000	98,637
Government of Japan, 2.20%, 9/20/39	3,363,500,000	34,260

Government of Japan, Inflation-Indexed, 0.10%, 9/10/23	4,797,535,500	42,091
Government of Japan, Inflation-Indexed, 0.10%, 3/10/24	12,297,064,500	107,890
Government of Japan, Inflation-Indexed, 0.10%, 9/10/24	3,474,971,500	30,589
Government of Japan, Inflation-Indexed, 0.10%, 3/10/25	4,381,505,200	38,535
Total Japan (Cost $731,380)		713,142

KAZAKHSTAN 0.1%

Corporate Bonds 0.1%

HSBK Europe, 7.25%, 5/3/17 (USD)	1,500,000	1,550
HSBK Europe, 7.25%, 1/28/21 (USD)	5,000,000	5,150
Total Kazakhstan (Cost $6,286)		6,700

LITHUANIA 0.3%

Government Bonds 0.3%

Republic of Lithuania, 4.85%, 2/7/18 (EUR)	12,205,000	14,645
Total Lithuania (Cost $18,114)		14,645

LUXEMBOURG 0.3%

Corporate Bonds 0.3%

Altice, 7.25%, 5/15/22 (1)	550,000	560
Altice, 7.25%, 5/15/22	4,750,000	4,839
Altice Financing, 8.00%, 12/15/19 (1)	3,000,000	3,383
Intralot Finance, 9.75%, 8/15/18	5,500,000	6,203
Total Luxembourg (Cost $18,381)		14,985

MEXICO 5.1%

Corporate Bonds 0.8%

America Movil, FRN, 5.125%, 9/6/73 (EUR)	1,200,000	1,362
BBVA Bancomer, 6.50%, 3/10/21 (USD)	2,865,000	3,051
BBVA Bancomer, 6.75%, 9/30/22 (USD)	3,635,000	4,008

ROMANIA 1.4%		
Government Bonds 1.4%		
Republic of Romania, 2.75%, 10/29/25 (EUR) (1)	2,965,000	3,272
Republic of Romania, 4.625%, 9/18/20 (EUR)	19,700,000	24,965
Republic of Romania, 4.875%, 11/7/19 (EUR)	12,091,000	15,177
Republic of Romania, 5.85%, 4/26/23	91,920,000	25,596
Republic of Romania, 6.50%, 6/18/18 (EUR)	3,935,000	4,913
Total Romania (Cost $78,069)		73,923
RUSSIA 0.1%		
Government Bonds 0.1%		
Russian Federation, 7.50%, 3/15/18	429,680,000	5,656
Total Russia (Cost $12,159)		5,656
SAUDI ARABIA 0.0%		
Corporate Bonds 0.0%		
SABIC Capital I, 2.75%, 11/20/20 (EUR)	1,500,000	1,717
Total Saudi Arabia (Cost $2,057)		1,717
SERBIA 0.1%		
Corporate Bonds 0.1%		
Adria Bidco, 7.875%, 11/15/20 (EUR)	4,500,000	5,173
Total Serbia (Cost $5,862)		5,173
SINGAPORE 0.3%		
Government Bonds 0.3%		
Government of Singapore, 3.125%, 9/1/22	22,897,000	16,912
Total Singapore (Cost $18,454)		16,912

SLOVENIA 1.2%		
Government Bonds 1.2%		
Republic of Slovenia, 1.50%, 3/25/35 (EUR)	30,545,000	28,968
Republic of Slovenia, 2.125%, 7/28/25 (EUR)	7,050,000	8,020
Republic of Slovenia, 4.75%, 5/10/18 (USD)	12,910,000	13,736
Republic of Slovenia, 5.125%, 3/30/26 (EUR)	7,835,000	11,258
Total Slovenia (Cost $61,388)		61,982
SOUTH AFRICA 0.3%		
Government Bonds 0.3%		
Republic of South Africa, 7.75%, 2/28/23	71,755,000	4,219
Republic of South Africa, 10.50%, 12/21/26	184,200,000	12,604
Total South Africa (Cost $22,565)		16,823
SOUTH KOREA 2.2%		
Corporate Bonds 0.3%		
Export Import Bank of Korea, 2.00%, 4/30/20 (EUR)	11,155,000	12,748
Export-Import Bank of Korea, 4.625%, 2/20/17 (EUR)	1,775,000	2,030
		14,778
Government Bonds 1.9%		
Korea Treasury Bond, 2.75%, 9/10/19	46,255,650,000	40,879
Korea Treasury Bond, 3.00%, 9/10/24	67,686,840,000	62,053
		102,932
Total South Korea (Cost $125,383)		117,710
SPAIN 6.5%		
Corporate Bonds 2.8%		
Banco Popular Espanol, 0.75%, 9/29/20	11,300,000	12,219
Banco Santander, 4.00%, 4/7/20	10,400,000	12,977
Bankia, 4.00%, 2/3/25	4,400,000	5,775

BBVA, FRN, 3.50%, 4/11/24	9,000,000	10,138
Cirsa Finance Luxembourg, 5.875%, 5/15/23 (1)	2,500,000	2,565
Cirsa Finance Luxembourg, 8.75%, 5/15/18	3,540,547	3,881
Ferrovial Emisiones, 3.375%, 6/7/21	3,000,000	3,589
Inmobiliaria Colonial, 2.728%, 6/5/23	12,000,000	12,871
Instituto de Credito Oficial, 1.875%, 12/15/17 (GBP)	16,700,000	24,643
Instituto de Credito Oficial, 6.00%, 3/8/21	9,992,000	13,639
Prosegur Cia de Seguridad, 2.75%, 4/2/18	2,000,000	2,264
Repsol International Finance, 4.75%, 2/16/17	3,200,000	3,637
Santander Consumer Finance, 0.90%, 2/18/20	8,000,000	8,575
Santander International Debt, 4.00%, 3/27/17	6,000,000	6,813
Telefonica, 5.597%, 3/12/20 (GBP)	1,900,000	3,083
Telefonica Emisiones, 2.242%, 5/27/22	3,000,000	3,352
Telefonica Emisiones, 3.961%, 3/26/21	2,500,000	3,059
Telefonica Emisiones, 4.71%, 1/20/20	3,500,000	4,353
Telefonica Europe, FRN, 4.20%, 12/29/49	6,300,000	6,727
Telefonica Europe, FRN, 5.875%, 3/31/49	5,100,000	5,544
		149,704
Government Bonds 3.7%		
Kingdom of Spain, 2.15%, 10/31/25 (1)	33,963,000	38,138
Kingdom of Spain, 4.10%, 7/30/18 (1)	23,092,000	27,622
Kingdom of Spain, 4.60%, 7/30/19 (1)	18,538,000	23,154
Kingdom of Spain, 5.15%, 10/31/44 (1)	10,160,000	15,659
Kingdom of Spain, 5.50%, 7/30/17 (1)	12,047,000	14,216
Kingdom of Spain, 5.50%, 4/30/21 (1)	45,097,000	60,926
Kingdom of Spain, 5.85%, 1/31/22 (1)	9,218,000	12,878
		192,593
Total Spain (Cost $370,270)		342,297
SUPRANATIONAL 0.5%		
Corporate Bonds 0.5%		
Eurofima, 4.00%, 10/27/21 (EUR)	4,766,000	6,233

European Investment Bank, 8.75%, 8/25/17 (GBP)	6,652,000	11,052
Inter-American Development Bank, 4.40%, 1/26/26 (CAD)	11,649,000	9,830
Total Supranational (Cost $28,994)		27,115
SWEDEN 1.7%		
Corporate Bonds 0.8%		
Norcell Sweden Holding, 5.25%, 11/4/19	39,000,000	4,784
Nordea Hypotek, 1.00%, 4/8/22	143,300,000	16,251
Skandinaviska Enskilda Banken, 1.50%, 6/17/20	140,500,000	16,918
Stadshypotek, 4.25%, 10/10/17 (AUD)	6,560,000	4,874
		42,827
Government Bonds 0.9%		
Kingdom of Sweden, 3.50%, 3/30/39	302,470,000	44,866
		44,866
Total Sweden (Cost $89,669)		87,693
SWITZERLAND 0.7%		
Corporate Bonds 0.7%		
Adecco, 2.75%, 11/15/19 (EUR)	1,500,000	1,738
Cloverie, FRN, 7.50%, 7/24/39 (EUR)	3,300,000	4,230
Credit Suisse, 1.25%, 4/14/22 (EUR)	9,000,000	9,479
Onex Wizard, 7.75%, 2/15/23 (EUR) (1)	3,300,000	3,736
Swissport Investments, 6.75%, 12/15/21 (EUR) (1)	1,000,000	1,126
UBS, 1.375%, 4/16/21 (EUR)	10,358,000	11,740
Zurich Insurance, FRN, 4.25%, 10/2/43 (EUR)	3,000,000	3,545
Total Switzerland (Cost $37,696)		35,594
THAILAND 1.0%		
Government Bonds 1.0%		
Kingdom of Thailand, 3.45%, 3/8/19	112,995,000	3,308

Kingdom of Thailand, 3.65%, 12/17/21	1,672,224,000	50,106
Kingdom of Thailand, 3.85%, 12/12/25	17,025,000	529
Total Thailand (Cost $55,724)		53,943
TURKEY 0.2%		
Government Bonds 0.2%		
Republic of Turkey, 8.50%, 9/14/22	34,712,000	10,742
Total Turkey (Cost $14,918)		10,742
UNITED ARAB EMIRATES 0.2%		
Corporate Bonds 0.2%		
DP World, 6.85%, 7/2/37 (USD)	6,350,000	6,270
IPIC GMTN, 5.875%, 3/14/21 (EUR)	3,000,000	4,004
Total United Arab Emirates (Cost $11,032)		10,274
UNITED KINGDOM 13.4%		
Common Stocks 0.0%		
Sentry Holdings, A Shares (2)	2,000	2
Sentry Holdings, B Shares, Equity Units (2)	476,575	520
Sentry Holdings, B Shares, Warrants, 1/2/24 (2)	143	—
		522
Corporate Bonds 4.6%		
AA Bond, 5.50%, 7/31/43	3,000,000	4,193
Abbey National Treasury Services, 2.625%, 7/16/20 (EUR)	1,500,000	1,750
Arqiva Broadcasting, 9.50%, 3/31/20	3,950,000	6,275
Aviva, FRN, 6.875%, 5/22/38 (EUR)	2,750,000	3,333
B.A.T. International Finance, 6.375%, 12/12/19	1,680,000	2,860
BAE Systems, 4.125%, 6/8/22	1,600,000	2,498
Barclays Bank, 4.00%, 10/7/19 (EUR)	18,450,000	22,869
British Sky Broadcasting, 1.875%, 11/24/23 (EUR)	8,000,000	8,717
British Telecommunications, 8.625%, 3/26/20	1,500,000	2,765

Delphi Automotive, 1.50%, 3/10/25 (EUR)	11,000,000	11,046
Eastern Power Networks, 4.75%, 9/30/21	1,600,000	2,615
Experian Finance, 4.75%, 11/23/18	1,200,000	1,902
FCE Bank, 2.875%, 10/3/17 (EUR)	3,250,000	3,674
FCE Bank, 3.25%, 11/19/20	7,500,000	11,267
FCE Bank, 4.825%, 2/15/17	300,000	457
G4S, 2.625%, 12/6/18 (EUR)	2,046,000	2,339
G4S, 7.75%, 5/13/19	3,600,000	6,106
GKN Holdings, 5.375%, 9/19/22	6,000,000	9,654
HBOS, 5.374%, 6/30/21 (EUR)	1,500,000	1,875
Heathrow Funding, 1.50%, 2/11/32 (EUR)	5,000,000	4,827
Heathrow Funding, 5.225%, 2/15/25	2,600,000	4,354
HSBC Holdings, 5.75%, 12/20/27	2,200,000	3,597
HSBC Holdings, FRN, 3.375%, 1/10/24 (EUR)	2,000,000	2,280
Imperial Tobacco Finance, 6.25%, 12/4/18	802,000	1,315
Imperial Tobacco Finance, 7.75%, 6/24/19	1,200,000	2,088
Intercontinental Hotels, 3.875%, 11/28/22	5,000,000	7,528
Leeds Building Society, 2.625%, 4/1/21 (EUR)	3,600,000	4,114
Lloyds Bank, 6.375%, 6/17/16 (EUR)	4,000,000	4,468
Lloyds Bank, 7.625%, 4/22/25	1,000,000	1,881
Lynx II, 7.00%, 4/15/23 (1)	2,000,000	3,088
Maisons du Monde, 9.00%, 8/1/20 (EUR) (1)	1,550,000	1,785
Marks & Spencer, 4.75%, 6/12/25	3,000,000	4,761
Matalan Finance, 6.875%, 6/1/19	3,000,000	3,685
Moy Park Bondco, 6.25%, 5/29/21	3,000,000	4,498
National Express Group, 6.25%, 1/13/17	1,500,000	2,311
National Grid Gas, 6.00%, 6/7/17	350,000	550
Nationwide Building Society, 4.375%, 2/28/22 (EUR)	9,300,000	12,372
Nationwide Building Society, 5.625%, 9/9/19	1,300,000	2,160
Nationwide Building Society, FRN, 4.125%, 3/20/23 (EUR)	8,250,000	9,507
New Look Secured Issuer, 6.50%, 7/1/22 (1)	4,000,000	5,839
Next, 5.875%, 10/12/16	1,200,000	1,831
Premier Foods, 6.50%, 3/15/21	2,500,000	3,489
Rentokil Initial, 5.75%, 3/31/16	1,500,000	2,234

Royal Bank of Scotland, 4.75%, 5/18/16 (EUR)	2,500,000	2,763
RSA Insurance Group, FRN, 5.125%, 10/10/45	6,000,000	8,554
Scottish Power, 8.375%, 2/20/17	794,000	1,260
Severn Trent Water Utilities, 6.00%, 1/22/18	900,000	1,436
Severn Trent Water Utilities, 6.125%, 2/26/24	250,000	446
Standard Chartered Bank, 7.75%, 4/3/18	800,000	1,306
Standard Chartered Bank, FRN, 4.00%, 10/21/25 (EUR)	6,000,000	6,576
Tesco, 6.125%, 2/24/22	2,200,000	3,396
Virgin Media Finance, 6.375%, 10/15/24	2,000,000	2,978
Voyage Care, 6.50%, 8/1/18	3,000,000	4,395
WM Morrison Supermarkets, 2.25%, 6/19/20 (EUR)	7,500,000	8,257
		242,124
Government Bonds 8.8%		
Government of the United Kingdom, 1.50%, 1/22/21	108,900,000	160,845
Government of the United Kingdom, 1.75%, 7/22/19	12,777,000	19,230
Government of the United Kingdom, 2.25%, 9/7/23	3,044,000	4,648
Government of the United Kingdom, 3.50%, 1/22/45	56,270,000	96,923
Government of the United Kingdom, 3.75%, 9/7/20	10,205,000	16,729
Government of the United Kingdom, 4.25%, 6/7/32	20,220,000	37,320
Government of the United Kingdom, 4.25%, 12/7/46	63,550,000	125,791
		461,486
Total United Kingdom (Cost $740,668)		704,132
UNITED STATES 3.6%		
Corporate Bonds 3.6%		
Albemarle, 1.875%, 12/8/21 (EUR)	400,000	419
Alliance Data Systems, 5.25%, 11/15/23 (EUR) (1)	5,000,000	5,379
American International Group, 5.00%, 4/26/23 (GBP)	700,000	1,147
Apple, 3.05%, 7/31/29 (GBP)	4,000,000	5,756
Bank of America, 4.625%, 8/7/17 (EUR)	4,000,000	4,643
Bank of America, 5.50%, 12/4/19 (GBP)	1,600,000	2,625
Carnival, 1.125%, 11/6/19 (EUR)	5,230,000	5,688

SHORT-TERM INVESTMENTS 3.2%

Money Market Funds 2.9%

T. Rowe Price Reserve Investment Fund, 0.22% (3)(4)	156,380,480	156,380
		156,380

U.S. Treasury Obligations 0.3%

U.S. Treasury Bills, 0.038%, 4/7/16 (5)	5,000,000	5,000
U.S. Treasury Bills, 0.06%, 4/7/16 (5)	5,000,000	4,999
U.S. Treasury Bills, 0.238%, 4/7/16 (5)	1,000,000	999
U.S. Treasury Bills, 0.245%, 4/7/16 (5)	2,000,000	1,999
U.S. Treasury Bills, 0.26%, 4/7/16 (5)	1,300,000	1,299
		14,296
Total Short-Term Investments (Cost $170,676)		170,676
Total Investments in Securities		
98.2% of Net Assets (Cost $5,543,887)		**$ 5,181,641**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $409,121 and represents 7.8% of net assets.

(2) Non-income producing

(3) Seven-day yield

(4) Affiliated Company

(5) At December 31, 2015, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(6) Par/Shares amount represents the total number of shares or total contract value of the securities underlying the options. See Note 3.

AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
CNH Offshore China Renminbi
CZK Czech Koruna
DKK Danish Krone
EUR Euro

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	1/22/16	USD	34,987	HUF	9,870,658	$ 984
Bank of America Merrill Lynch	2/22/16	AUD	1,761	USD	1,248	32
Bank of America Merrill Lynch	2/22/16	GBP	1,569	USD	2,338	(24)
Bank of America Merrill Lynch	2/22/16	JPY	12,000,000	USD	97,561	2,375
Bank of America Merrill Lynch	2/22/16	PLN	204,262	USD	51,191	830
Bank of America Merrill Lynch	2/22/16	USD	12,012	EUR	11,196	(169)
Bank of America Merrill Lynch	2/22/16	USD	4,099	ILS	15,965	(8)
Bank of America Merrill Lynch	2/22/16	USD	4,232	SGD	6,037	(19)
Bank of America Merrill Lynch	2/23/16	USD	30,578	THB	1,095,896	163
Barclays Bank	2/22/16	ZAR	335,950	USD	23,260	(1,727)
BNP Paribas	2/22/16	USD	214,352	EUR	200,000	(3,256)
CIBC World Markets	2/22/16	JPY	11,208,363	USD	91,288	2,055
Citibank	2/22/16	CZK	211,747	USD	8,427	99
Citibank	2/22/16	EUR	3,939	USD	4,188	98
Citibank	2/22/16	GBP	11,377	USD	17,095	(321)
Citibank	2/22/16	JPY	12,000,000	USD	97,592	2,345
Citibank	2/22/16	USD	5,986	EUR	5,610	(119)
Citibank	2/22/16	USD	3,910	GBP	2,618	50
Citibank	2/22/16	USD	5,932	JPY	730,929	(155)
Citibank	2/22/16	USD	29,848	SEK	258,739	(845)
Credit Suisse	2/22/16	CHF	67,303	USD	66,689	643
Credit Suisse	2/22/16	TRY	8,655	USD	2,930	(4)
Credit Suisse	2/22/16	USD	22,479	ILS	87,697	(79)
Credit Suisse	2/22/16	USD	27,478	KRW	32,520,794	(224)
Credit Suisse	2/22/16	USD	52,851	PLN	210,036	(641)
Deutsche Bank	1/15/16	IDR	245,625,800	USD	17,716	68
Deutsche Bank	1/15/16	USD	10,014	IDR	152,315,385	(1,014)
Deutsche Bank	2/22/16	EUR	134,492	USD	145,660	673
Deutsche Bank	2/22/16	EUR	14,780	USD	16,244	(162)
Deutsche Bank	2/22/16	INR	163,550	USD	2,433	20
Deutsche Bank	2/22/16	USD	7,735	EUR	7,141	(35)
Deutsche Bank	2/22/16	USD	13,552	IDR	189,790,342	(56)
Deutsche Bank	2/22/16	USD	24,899	MYR	106,937	77
Deutsche Bank	2/22/16	USD	1,224	NOK	10,653	22
Deutsche Bank	2/22/16	USD	26,704	RON	111,138	(26)

Goldman Sachs	2/22/16	GBP	8,938	USD	13,461	(284)
Goldman Sachs	2/22/16	JPY	18,181,676	USD	148,115	3,303
Goldman Sachs	2/22/16	USD	5,447	AUD	7,587	(69)
Goldman Sachs	2/22/16	USD	56,387	MXN	951,300	1,378
HSBC Bank	1/15/16	IDR	141,349,032	USD	10,243	(9)
HSBC Bank	1/15/16	USD	20,653	IDR	304,630,770	(1,403)
HSBC Bank	1/22/16	HUF	3,833,915	USD	13,061	146
HSBC Bank	2/22/16	EUR	40,785	USD	43,411	964
HSBC Bank	2/22/16	ILS	103,662	USD	26,912	(248)
HSBC Bank	2/22/16	MXN	110,126	USD	6,453	(85)
HSBC Bank	2/22/16	USD	60,077	EUR	55,131	92
HSBC Bank	2/22/16	USD	14,993	EUR	14,076	(323)
HSBC Bank	2/22/16	USD	51,312	KRW	59,475,805	648
HSBC Bank	2/22/16	USD	56,290	MXN	951,300	1,281
HSBC Bank	2/22/16	USD	16,194	SEK	137,021	(60)
HSBC Bank	2/22/16	USD	78,603	TWD	2,596,323	(472)
JPMorgan Chase	1/22/16	CAD	3,723	USD	2,784	(93)
JPMorgan Chase	1/22/16	USD	1,759	CAD	2,348	62
JPMorgan Chase	1/22/16	USD	3,336	HUF	944,126	83
JPMorgan Chase	2/22/16	AUD	21,677	USD	15,592	166
JPMorgan Chase	2/22/16	DKK	139,634	USD	19,850	512
JPMorgan Chase	2/22/16	EUR	36,640	USD	39,443	422
JPMorgan Chase	2/22/16	GBP	3,706	USD	5,603	(139)
JPMorgan Chase	2/22/16	INR	78,404	USD	1,167	9
JPMorgan Chase	2/22/16	JPY	13,944,113	USD	113,507	2,620
JPMorgan Chase	2/22/16	PLN	5,774	USD	1,442	28
JPMorgan Chase	2/22/16	SEK	1,594	USD	184	6
JPMorgan Chase	2/22/16	SGD	815	USD	571	3
JPMorgan Chase	2/22/16	TRY	2,616	USD	895	(10)
JPMorgan Chase	2/22/16	USD	1,332	AUD	1,852	(14)
JPMorgan Chase	2/22/16	USD	19,494	DKK	136,109	(355)
JPMorgan Chase	2/22/16	USD	1,050	EUR	954	12
JPMorgan Chase	2/22/16	USD	21,753	EUR	20,526	(581)
JPMorgan Chase	2/22/16	USD	226,386	GBP	149,575	5,861
JPMorgan Chase	2/22/16	USD	3,357	GBP	2,278	(1)
JPMorgan Chase	2/22/16	USD	5,166	JPY	620,902	(5)
JPMorgan Chase	2/22/16	USD	27,354	MYR	117,799	11
JPMorgan Chase	2/22/16	USD	26,129	ZAR	367,709	2,560
JPMorgan Chase	2/22/16	ZAR	18,089	USD	1,245	(86)
JPMorgan Chase	2/23/16	THB	42,259	USD	1,171	2
JPMorgan Chase	8/15/16	CNH	6,287	USD	950	(15)
JPMorgan Chase	8/15/16	USD	74,731	CNH	501,687	149
Morgan Stanley	1/22/16	USD	7,648	HUF	2,129,429	312
Morgan Stanley	2/22/16	JPY	12,000,000	USD	97,593	2,343

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has three classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986; the International Bond Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the International Bond Fund–I Class (I Class), offered since August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments.

The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty or clearinghouse after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account by the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 33% and 43% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure.

A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 9% and 16% of net assets.

Options The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 3% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2015, were as follows:

Swaps The fund is subject to interest rate risk and/or credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 5% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 23% of the fund’s net assets were invested in emerging markets and 3% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,086,373,000 and $2,687,639,000, respectively, for the year ended December 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2015, the fund utilized $2,362,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, less than $1,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2015 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $122,000 for Price Associates; $684,000 for T. Rowe Price Services, Inc.; and $28,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2015, the fund was charged $20,000 for shareholder servicing costs related to the college savings plans, of which $17,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements.

For the year ended December 31, 2015, the fund was allocated $764,000 of Spectrum Funds’ expenses and $4,016,000 of Retirement Funds’ expenses. Of these amounts, $2,152,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, approximately 12% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 56% were held by the Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2015, approximately 96% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 29,691 shares of the I Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$10,552,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

The fund will pass through foreign source income of $1,379,000 and foreign taxes paid of $1,379,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1991	present); Director and Advisory Board Member, Deutsche Bank North
[181]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2012	nonprofit education and social policy research organization (2011 to
[181]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisers (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Company’s Representative, Director, and Vice
President	President, Price Hong Kong; Director and Vice
President, Price Singapore and T. Rowe Price
International; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Malik S. Asif (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The University of Chicago Booth School of
Business (to 2012)

Harishankar Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly, Head of
Global Emerging Markets Research, Pictet Asset
Management Ltd. (to 2011)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Director,
EMEA Macroeconomic Research and Strategy
(to 2012)

Tala Boulos (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, CEEMEA Corporate Credit Research,
Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Michael F. Connelly (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Laurent Delgrande (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Fidelity International Limited (to 2014)

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ryan W. Ferro (1985)	Vice President, T. Rowe Price; formerly, student,
Vice President	Tucker School of Business at Dartmouth (to
2014); Director, Corporate Development,
ModusLink Global Solutions, Inc. (to 2012)

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Alastair M. Gilmour (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Senior Trader, James
Caird Asset Management (to 2011)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Joel Grant (1978)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Fidelity
International (to 2014)

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard L. Hall (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Financial Attaché, U.S.
Department of Treasury, International Affairs
Division (to 2012)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Equity
Sales, JP Morgan Chase Securities Ltd. (to 2012)

Michael Jacobs (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Vice President, JP Morgan Asset Management
(to 2013)

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, student, MIT Sloan
School of Management (to 2011)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, student, The
Wharton School, University of Pennsylvania
(to 2012)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jacqueline Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The Wharton School, University of Pennsylvania
(to 2013); Summer Investment Analyst, T. Rowe
Price International (2012); Analyst, Asset &
Resource Management Limited (to 2012);
Analyst, Vetiva Capital Management Limited
(to 2011)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Columbia
Business School (to 2012)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Jeneiv Shah, CFA (1980)	Vice President, T. Rowe Price International
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Kes Visuvalingam, CFA (1968)	Vice President, Price Hong Kong, Price
Vice President	Singapore, and T. Rowe Price Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Benjamin T. Yeagle (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016